Fees Summary	Jan. 16, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 10,859,579.20
Previously Paid Amount	(0)
Total Fee Amount	1,499.71
Total Offset Amount	(0)
Net Fee	$ 1,499.71